SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                         Date of Report: August 5, 2003




                                   VALHI, INC.
             (Exact name of Registrant as specified in its charter)



   Delaware                           1-5467                    87-0110150
  (State or other                  (Commission                 (IRS Employer
  jurisdiction of                  File Number)                Identification
  incorporation)                                                    No.)



      5430 LBJ Freeway, Suite 1700, Dallas, TX              75240-2697
      (Address of principal executive offices)              (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibit

              Item No.          Exhibit Index
              ----------        ----------------------------------------
              99.1              Press release dated August 5, 3003
                                issued by Valhi, Inc.


Item 9:  Regulation FD Disclosure

         The registrant hereby furnishes the information set forth in the press release issued on August 5, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference. The registrant furnishes this information under this Item 9 and under "Item 12. Results of Operations and Financial Condition," pursuant to the interim guidance contained in the Securities and Exchange Commission Release 34-47583 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), among other statutes.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VALHI, INC.
                                                  (Registrant)




                                                  By:    /s/ A. Andrew R. Louis
                                                         -----------------------
                                                         A. Andrew R. Louis
                                                         Secretary




Date:  August 5,2003

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press release dated August 5, 2003 issued by Valhi, Inc.